SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 22, 2006

Apollo Resources International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-25873	84-1431425
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

Effective November 22, 2006, Mountain States Petroleum Corporation, Inc. (the “Company”), ultimately a wholly-owned subsidiary of Apollo Resources International, Inc., entered into an asset purchase agreement with Neptune Leasing, Inc. to acquire a helium processing plant located near Shiprock, New Mexico.  The plant processes gas from nearby wells owned by the Company to produce helium which is sold to a third party at the outlet of the plant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Resources International, Inc.
(Registrant)

Date: January 8, 2007	By:	/s/ Dennis G. McLaughlin
Dennis G. McLaughlin,
Chief Executive Officer